Loans Payable	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Loans Payable

Note 8. Loans Payable

During 2009, the Company received advances aggregating $200,000 from three individuals.  Of the total funds received, $50,000 was received from a related party.  During 2011 and 2010, the loans were non-interest bearing demand loans and, therefore, no interest expense was recognized or due as of each balance sheet date presented.  As of December 31, 2011 and 2010, the entire balance of the loans payable is included in long-term liabilities as the Company has subsequent to December 31, 2011 converted the loans into long-term convertible notes payable (See Notes 15 and 16).